UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 1, 2018
Date of Report (Date of earliest event reported)
 _________________________________
AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)     AmerisourceBergen Corporation (the "Company") held its 2018 annual meeting of stockholders (the "2018 Annual Meeting") on March 1, 2018.

(b)    Each of the eight items listed below was submitted to a vote of the Company's stockholders at the 2018 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 19, 2018 (the "Definitive Proxy Statement").  The final voting results are below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company's stockholders to serve as a director until the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	103,172,647	83,868,293	147,355	15,056,498
Steven H. Collis	181,305,752	4,863,781	1,018,762	15,056,498
Douglas R. Conant	184,590,339	2,449,608	148,348	15,056,498
D. Mark Durcan	186,268,977	766,192	153,126	15,056,498
Richard W. Gochnauer	184,467,737	2,560,285	160,273	15,056,498
Lon R. Greenberg	186,410,800	629,454	148,041	15,056,498
Jane E. Henney, M.D.	181,859,212	5,241,356	87,727	15,056,498
Kathleen W. Hyle	185,839,486	1,258,934	89,875	15,056,498
Michael J. Long	184,127,130	2,917,766	143,399	15,056,498
Henry W. McGee	168,557,987	18,480,633	149,675	15,056,498

Item 2- Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2018.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
197,297,328	4,860,976	86,489	0

Item 3 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
178,356,233	8,393,371	438,691	15,056,498

Item 4 - Approval of an Amendment and Restatement of the AmerisourceBergen Corporation 2011 Employment Stock Purchase Plan.

The Company's stockholders approved this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
186,046,900	932,446	208,949	15,056,498

Item 5 - Stockholder proposal to urge the Board of Directors to adopt a policy that the Chairman of the Board be an independent director.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
62,300,238	124,519,648	368,409	15,056,498

Item 6 - Stockholder proposal regarding the ownership threshold for calling special meetings of stockholders.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
69,720,937	117,176,864	290,494	15,056,498

Item 7 - Stockholder proposal to urge the Board of Directors to adopt a policy to disclose certain incentive compensation clawbacks.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
63,572,552	123,397,599	218,144	15,056,498

Item 8 - Stockholder proposal to urge the Board of Directors to report to stockholders on governance measures implemented related to opioids.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
73,295,247	104,499,211	9,393,837	15,056,498

No item other than the eight items addressed above and described in the Definitive Proxy Statement was submitted at the 2018 Annual Meeting for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: March 2, 2018	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Executive Vice President & Chief Financial Officer